SUMMARY PROSPECTUS March 1, 2023
T. ROWE PRICE
Global Impact Equity Fund
TGPEX TGBLX	Investor Class I Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2023, as amended or supplemented, and Statement of Additional Information, dated March 1, 2023, as amended or supplemented.

SUMMARY	1

Investment Objective(s)

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class		I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.68%		0.68%

Other expenses	2.10		1.88 [b]

Total annual fund operating expenses	2.78	[c]	2.56

Fee waiver/expense reimbursement	(1.84)[d]		(1.78)[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.94	[c,d]	0.78 [b]

[a]			Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.
[b]

T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2025) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.10% of the class’ average daily net assets. The agreement may only be terminated at any time after February 28, 2025, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the I Class Operating Expenses are below 0.10%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the I Class Operating Expenses (after the reimbursement is taken into account) to exceed the current expense limitation on I Class Operating Expenses (or the expense limitation in place at the time the amounts were waived or paid).

[c]			Restated to reflect current fees.
[d]

T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2025) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.94%. The agreement may only be terminated at any time after February 28, 2025, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the class’ expense ratio is below 0.94%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the class’ expense ratio (after the reimbursement is taken into account) to exceed the class’ current expense limitation (or the expense limitation in place at the time the amounts were waived or paid).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those

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periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$96	$500	$1,129	$2,829
I Class	80	444	1,028	2,616

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 74.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

Under normal conditions, at least 80% of the fund’s net assets (including any borrowings for investment purposes) will be invested in equity securities and at least 40% of the fund’s net assets will be invested in companies outside the U.S. (at least 30% if foreign market conditions are not favorable). Equity securities may include common or preferred stocks. In addition, for purposes of these policies, the fund’s investments include instruments that are linked to, or provide exposure to, equities or companies outside of the U.S., such as depositary receipts.

The fund may invest in issuers of any market capitalization and in securities offerings that are not registered in the U.S. or denominated in the U.S. dollar. The fund may invest in issuers in emerging markets.

The fund selects companies for its portfolio using an in-house proprietary screening process. This screening process relies on the portfolio manager’s independent analysis of each issuer. The fund seeks to select companies for its portfolio that are, in the opinion of the portfolio manager, capable of achieving and sustaining above-average, long-term earnings and cash flow growth, and that are capable of generating a positive impact under one of the following three impact pillars:

• climate and resource impact,

• social equity and quality of life, and/or

• sustainable innovation and productivity.

The materiality of positive impact is assessed according to specific, in-house metrics for every business activity that aligns to one of the three impact pillars. For inclusion in the portfolio, companies must meet one of the following two criteria: (1) a majority of current or future

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profits tied to at least one impact pillar; and (2) a majority of expected revenues or profits in 10-years tied to at least one impact pillar, as projected by the fund’s portfolio manager.

In assessing each company under the impact pillars, T. Rowe Price relies primarily on proprietary analysis incorporating company-provided data, direct engagement with companies and their management, and, in certain situations, research and analytics prepared by third-party data providers (for example, data on a company’s carbon emissions).

The climate and resource impact pillar encompasses companies with business activities aimed at reducing greenhouse gases (GHGs), promoting healthy ecosystems, or nurturing circular economies. Examples may include but are not limited to companies that manufacture electric vehicles or companies that manufacture building insulation that may lower carbon emissions.

The social equity and quality of life pillar includes companies that employ business activities aimed at enabling social equity, improving health, or enhancing quality of life. Examples may include but are not limited to companies in emerging markets that seek to expand access to banking to lower income consumers, or companies that provide education or childcare solutions to support working mothers.

The sustainable innovation and productivity pillar is comprised of companies whose business activities provide sustainable technology, or that build sustainable industry and infrastructure. An example is a company that seeks to provide technology solutions to enable small- and medium-sized enterprises to broaden their addressable markets via e-commerce.

In addition, the fund’s adviser seeks to identify companies that are expected to deliver above average earnings and/or cashflows, over the long term based on a rigorous fundamental analysis, including an evaluation of a variety of criteria, including but not limited to:

• fertile industry structure and management quality, including expert capital allocation and value creation;

• innovative product or service offerings, such as new technology or a unique manufacturing process (for example, companies that may benefit from change, such as a new business model or regulatory change);

• medium to long-term earnings, cash flows, and returns; and/or

• overall financial health.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Impact investing The fund may not succeed in generating a positive environmental and/or social impact. The fund’s incorporation of environmental and/or social impact criteria into its investment process may cause the fund to perform differently from a fund that uses a different methodology to identify and/or incorporate environmental and/or social impact criteria or relies solely or primarily on financial metrics. In addition, it may cause it to forego opportunities to buy certain securities that otherwise might be advantageous, or to sell

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securities when it might otherwise be advantageous to continue to hold these securities. The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that T. Rowe Price’s definition of impact investing, security selection criteria, or investment judgment will reflect the beliefs or values of any particular investor. To the extent T. Rowe Price references third party research and analytics in conducting its proprietary analysis, there is no guarantee that the data will be accurate.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war, military conflict, or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses (including sanctions). Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Currency exposure Because the fund is normally heavily exposed to foreign currencies, the fund is subject to the significant risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar.

Emerging markets Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed

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legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s I Class. Returns for other share classes vary since they have different expenses.

GLOBAL IMPACT EQUITY FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/22	10.01%	Worst Quarter	6/30/22	-16.79%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more

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comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the I Class and will differ for other share classes.

Average Annual Total Returns
	Periods ended
	December 31, 2022

		Since	Inception
	1 Year	inception	date
Investor Class			03/15/2021
Returns before taxes	-24.67%	-8.68%
Returns after taxes on distributions	-24.67	-8.73
Returns after taxes on distributions and sale
of fund shares	-14.60	-6.55
I Class			03/15/2021
Returns before taxes	-24.62	-8.60

MSCI All Country World Index Net (reflects no deduction for fees or expenses)
	-18.36	-4.45 [a]
Lipper Global Multi-Cap Core Funds Average
	-19.29	-5.44 [b]

a Return since 3/15/21.

b Return since 3/31/21.

Updated performance information will be available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Harishankar Balkrishna	Chair of Investment Advisory Committee	2021	2010

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Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F1399-045 3/1/23